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                                                                  EXHIBIT 10(Z)
                                   DEFINITIVE
                            STOCK PURCHASE AGREEMENT


         The undersigned, Team, Inc., a Texas corporation ("Team"), and Houston Post Oak Partners, Ltd., a Texas limited partnership ("Partnership"), enter into this Stock Purchase Agreement to be effective as of this the 19th day of June, 1998 ("Effective Date").

         WHEREAS, Team and the Partnership (collectively the "Parties") entered into a binding letter agreement (the "Letter Agreement") effective May 22, 1998 pursuant to which Team agreed to sell to the Partnership and the Partnership agreed to purchase from Team 1,200,000 shares (herein the "Team Stock") of the common stock, $.30 par value, of Team for an aggregate purchase price of $3,300,000 to be paid in full at the closing ("Closing") of the purchase and sale of the Team Stock (herein the "Transaction"); and,

         WHEREAS, the Letter Agreement provides, among other things, that the Parties will enter into a Definitive Agreement with respect to the Transaction on or before June 12, 1998, which will: (i) contain representations and warranties which are customary to transactions of this sort, (ii) contain such covenants as the parties may agree upon, and (iii) provide that the Transaction will close on or before June 22, 1998; and,

         WHEREAS, the Parties hereby enter into this agreement ("Definitive Agreement") in accordance with the provisions of the Letter Agreement for the purpose of setting forth more fully their understandings with respect to the Transaction;

         NOW, THEREFORE, in consideration of the recitals, the mutual promises of the parties and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

         1. PURCHASE AND SALE OF TEAM STOCK - THE CLOSING. Subject to the satisfaction of the conditions contained in paragraph 5 below, at the Closing the Partnership shall purchase and Team shall sell the Team Stock for the aggregate amount of $3,300,000 (the "Purchase Price"), all of which shall be paid in full at the Closing. The Closing shall take place at 10:00 a.m. local time on June 22, 1998 (the "Closing Date") at Suite 1400, Two Allen Center, 1200 Smith Street, Houston, Texas or at such other time and place as the Parties shall mutually agree. At the Closing,



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the Partnership shall deliver to Team its payment for the entire Purchase Price, and Team shall deliver to the Partnership a Certificate for the Team Stock, and each Party shall deliver to the other such Party's certificate to the effect that such Party's representations and warranties contained herein are true and correct as of the Closing Date.

         2. TEAM'S REPRESENTATIONS AND WARRANTIES. Team hereby represents and warrants to the Partnership as follows:

         (a) Team has full power and authority to execute and deliver this Definitive Agreement and to perform its obligations hereunder. This Definitive Agreement constitutes the valid and legally binding obligation of Team, enforceable in accordance with its terms and conditions. The Team Stock, when issued, shall be validly issued, fully paid and non-assessable;

         (b) Team's most recent Form 10-K Report to the Securities Exchange Commission ("SEC"), its most recent Proxy Statement, and all reports filed by Team with the SEC since its most recent Form 10-K are true and correct in all material respects as of the date hereof; and,

         (c) Attached hereto is a true and correct copy of a fairness opinion received by Team from The GulfStar Group.

         3. PARTNERSHIP'S REPRESENTATIONS AND WARRANTIES. The Partnership represents and warrants to Team as follows:

         (a) The members of the Partnership shall on the Closing Date all be "accredited investors" as such term is used in Regulation D of the Securities Act of 1933, as amended (the "Act") or, with respect to those who are members of the Partnership but who are not "accredited investors," such persons (i) are of significant means, (ii) are sophisticated and have such knowledge and experience as is necessary to enable such persons to evaluate the merits and risks of an investment in the Team Stock, (iii) have had the opportunity to ask questions of and receive answers concerning Team and the Partnership's investment in Team Stock, (iv) have had the opportunity to discuss with, ask questions of, and receive answers from Louis A. Waters concerning Team and the Partnership's investment in Team Stock, and (v) are able to bear the economic risk of an investment in the Team Stock for an indefinite period.

         (b) Louis A. Waters is the sole managing general partner of


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the Partnership and it is his intention to remain in that capacity throughout the term of the Partnership's legal existence;

         (c) The Partnership is acquiring the Team Stock for investment and not with a view to the distribution thereof; and,

         (d) The Partnership has been represented by independent counsel in connection with this Definitive Agreement and the Transaction.

         4.       REGISTRATION RIGHTS.

         (a) Until the Team Stock is transferrable pursuant to Rule 144 under the Act without the volume limitations set forth in such rule, Partnership shall have the right to include its Team Stock in any registration statement filed by Team; provided, however, that if any such registration statement is an underwritten public offering, the right of the Partnership to include such Team Stock in such registration statement shall be conditioned upon Partnership's entering into such reasonable underwriting arrangements as Team and the underwriters shall make regarding the offering, including limiting the number of shares which may be sold in such offering if the underwriters deem such a limitation advisable, and provided further that, if such limitation is imposed, Team shall then reduce the number of shares of Team Stock being registered by the Partnership on a pro rata basis with other holders of similar registration rights. The Partnership shall pay its pro rata portion of the out-of-pocket selling expenses in connection with the piggy-back rights exercised pursuant to this paragraph 4(a).

         (b) Partnership may at any time after the eighteenth (18th) month following the Closing Date make a one-time demand upon Team to file within 90 days after such written demand is made a shelf registration statement with the SEC covering the resale of the shares of Team Stock owned by the Partnership. The right to make such demand for registration is referred to herein as the "Demand Registration". Team shall use its reasonable best efforts to cause such registration statement to become effective as soon as practicable after the filing thereof. Team can defer the registration for an additional 90 days if the Team Board of Directors determines that such deferral would be in Team's best interest. Team agrees to take all reasonable steps necessary to keep the registration statement effective until the lesser of (A)


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two years after the effective date of the shelf registration or (B) until the shares of Team Stock covered by such registration statement are transferrable pursuant to Rule 144 under the Act without the volume limitations set forth in such rule. The Partnership shall pay for all reasonable out-of-pocket expenses incurred in connection with any Demand Registration pursuant to this paragraph 4(b).

         5. CONDITIONS TO OBLIGATIONS OF PARTIES TO CLOSE. In addition to the requirement that the deliveries contained in paragraph 1 above be made at the Closing, it shall be a condition of the duty of each Party to close the Transaction that no legal or governmental action shall have been instituted as of the Closing Date which shall cause either Party to reasonably conclude that the Transaction should not be consummated. In addition, if one or more of the representations, warranties and/or covenants contained in this Definitive Agreement are determined by a non-breaching Party prior to the Closing to have been breached ("Breached Warranty"), the non-breaching Party may, at such Party's election, waive such Breached Warranty and close the Transaction in accordance with this Definitive Agreement, or such non-breaching Party may terminate this Definitive Agreement and, in such event, the Parties hereto shall have no further liability under this Definitive Agreement.

         6. CONFIDENTIALITY. Each Party agrees to keep the terms of this Definitive Agreement confidential except to the extent that such Party shall be required by law to make disclosure hereof.

         7. ENTIRE AGREEMENT. This Definitive Agreement sets forth the full agreement of the Parties and supersedes all other Agreements of the Parties including, without limitation, the Letter Agreement.

         8. APPLICABLE LAWS. This Definitive Agreement shall be construed and enforceable under the laws of the State of Texas.

         In witness whereof the Parties have signed this Definitive Agreement as of the date first above written.

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                                         TEAM, INC.


                                         By /s/ WILLIAM A. RYAN
                                           --------------------------
                                           William A. Ryan,
                                           Chairman



                                         HOUSTON POST OAK PARTNERS,
                                         LTD.



                                         By /s/ LOUIS A. WATERS
                                           --------------------------
                                           Louis  A.  Waters,
                                           Managing General Partner

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